 [EATON VANCE LOGO]  INVESTING                            [PHOTO OF
                     FOR THE                              STOCK
                     21ST                                 CERTIFICATES]
                     CENTURY




         Annual Report March 31, 1999


                                           EATON VANCE
                                           HIGH INCOME
                                               FUND
 [PHOTO OF PAUL REVERE STATUE]














   [PHOTO OF BOSTON SKYLINE]

EATON VANCE HIGH INCOME FUND AS OF MARCH 31, 1999

LETTER TO SHAREHOLDERS


[PHOTO]


James B. Hawkes
President

Eaton Vance High Income Fund, Class B shares, had a total return of 2.1% for the year ended March 31, 1999.(1) That return was the result of a decline in net asset value per share to $7.51 on March 31, 1999 from $8.03 on March 31, 1998, and the reinvestment of $0.662 in dividends.

Class C shares had a total return of 2.1% for the year, the result of a decline in NAV to $9.88 from $10.56, and the reinvestment of $0.866 in dividends.(1)

By comparison, the average return of the 266 funds in the High Current Yield category, as compiled by Lipper, Inc. - a nationally recognized monitor of mutual fund performance - was -1.9% for the same period.(2)

Based on closing NAVs on March 31, 1999 of $7.51 for Class B shares and $9.88 for Class C shares, the distribution rates were 8.85% and 8.81%, respectively.(3) The SEC 30-day yields at March 31, 1999 were 8.93% and 8.87%, respectively.(4)

AS INVESTORS SOUGHT THE SAFETY OF TREASURY BONDS, THE HIGH-YIELD MARKET PULLED BACK...

For the first half of the recent fiscal year, the high-yield markets continued to deliver strong performance, as ongoing domestic growth and low inflation provided an excellent climate for the corporate sector. Moreover, U.S. economic output remained among the strongest in the world. Like most financial markets, however, the high-yield bond markets met with some turbulence in the fall of 1998 amid economic weakness in Asia, a near meltdown in Russia, and concerns over the emerging markets. In an uncertain environment, fixed-income investors turned increasingly to U.S. Treasury bonds, the world's highest-quality security. The performance of non-Treasury markets, including high-yield bonds, suffered accordingly.

THE HIGH-YIELD MARKET RALLIED AT YEAR-END AS INVESTORS RECOGNIZED EXCELLENT VALUE...

As 1998 drew to a close, the markets regained their equilibrium. The high-yield market rallied strongly and continued to gain ground in the first quarter of 1999. Against a backdrop of a continuing strong economy, a strong stock market, low inflation, and a very low default rate, investors realized that high-yield bonds represented unusually good value. High Income Portfolio was able to take advantage of the opportunities presented by last year's volatile trends. In the pages that follow, portfolio manager Michael Weilheimer reviews the past year in the high-yield markets and offers his thoughts for the year ahead.

                             Sincerely,

                             /s/ James B. Hawkes

                             James B. Hawkes
                             President
                             May 8, 1999


-------------------------------------------------------------------------------
FUND INFORMATION
as of March 31, 1999


Performance(5)                         Class B           Class C
-------------------------------------------------------------------------------


Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------
One Year                                2.1%              2.1%
Five Years                              9.7               N.A.
Ten Years                               9.4               N.A.
Life of Fund+                           9.3               9.7

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------
One Year                               -2.6%              1.1%
Five Years                              9.4               N.A.
Ten Years                               9.4               N.A.
Life of Fund+                           9.3               9.7

+Inception dates: Class B: 8/19/86; Class C: 6/8/94


Ten Largest Holdings(6)
-------------------------------------------------------------------------------
Nextel International, Inc.                        3.1%
NTL, Inc.                                         2.6%
Allegiance Telecommunications Corp.               2.3
Esprit Telecommunications Group PLC.              2.3
Global Crossing Holdings Ltd.                     1.8
MDC Communications Corp.                          1.6
Regal Cinemas, Inc.                               1.6
Verio, Inc., Common                               1.6
Versatel Telecom B.V., Warrants                   1.5
RSL Communications PLC                            1.5


(1) These returns do not include the applicable contingent deferred sales charge (CDSC) for Class B or C shares. (2)It is not possible to invest directly in an Average or Index. (3)The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4)The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5)Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2%
- 5th year; 1% - 6th year.  Class C 1-year SEC return reflects 1% CDSC.
(6)Ten largest holdings account for 19.9% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total investments of the Portfolio. Holdings are subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE HIGH INCOME FUND as of March 31, 1999

MANAGEMENT DISCUSSION


[PHOTO]                     AN INTERVIEW WITH
                            MICHAEL W. WEILHEIMER,
Michael W. Weilheimer       PORTFOLIO MANAGER OF
Portfolio Manager           HIGH INCOME PORTFOLIO.


Q: MIKE, THIS PAST YEAR FEATURED UNUSUALLY HIGH VOLATILITY IN FINANCIAL
   MARKETS, BOTH DOMESTIC AND ABROAD. WAS THAT TRUE OF THE HIGH-YIELD MARKET AS WELL?

A: Yes. This year represented one of the most volatile, difficult investment climates in memory for the high-yield market. At the market's lowest point in October, quality spreads widened to more than 600 basis points (6.0%) over Treasuries. The last time that happened was in 1991, when the economy was just emerging from a recession. This occasion was noteworthy, given the fact that the economy was actually GROWING significantly. Following the October onslaught, the market mounted a strong recovery in November. The market has generally remained on track through the first quarter of 1999.

Q: THE RISK-ADJUSTED PERFORMANCE OF THE FUND'S CLASS C SHARES AGAIN EARNED IT A
   FIVE-STAR OVERALL MORNINGSTAR RATING-TM- AMONG 1,521 TAXABLE BOND FUNDS. (MORNINGSTAR IS A NATIONAL MONITOR OF MUTUAL FUND PERFORMANCE.)(1) WHAT HAS DRIVEN THE FUND'S PERFORMANCE?

A: Credit selection has been key in this market. We've focused on areas such as telecom and cable, where growth has continued without regard to the broader economy. In addition, we managed to avoid some of the market's problem areas, such as health care. Finally, we had raised cash in advance of the October market debacle. That not only helped performance during the market correction, but allowed us to take advantage of some excellent values among strong, B-rated issues when the dust finally settled. Thus, the Fund was able to weather the storm relatively well.

Q: WHERE HAVE YOU FOCUSED YOUR INVESTMENTS IN RECENT MONTHS?

A: The telecom sector, including wireline and wireless communications, has continued to play a major role in the Portfolio. Allegiance Telecom was one of the Portfolio's largest holdings at March 31, 1999. Allegiance has executed its business plan extremely well and the equity market has taken notice. It also has an excellent management team in place, led by Royce Holland, a former top executive at MFS Communications, one of the pioneers in the business.

-------------------------------------------------------------------------------

Portfolio Credit Quality Ratings(2)
-----------------------------------
                             B3          41.6%                 Aaa    1.4%
                             B2          19.8%                 Ba     1.4%
           [GRAPHIC]         Non-Rated   12.0%                 B1     1.4%
                             Caa          6.9%


Five Largest Sector Weightings(2)
-----------------------------------
Broadcasting & Cable                      13.6%

Wireline Comm. Services - Intl.           12.8%

Wireline Comm. Services - No. Amer.       11.5%

Wireless Comm. Services                    6.0%

Entertainment                              5.1%

(1)Morningstar ratings reflect historical risk-adjusted performance through 3/31/99 and are subject to change every month. Past performance is no guarantee of future results. Funds are assigned ratings from 1 star (lowest) to 5 stars (highest). Ratings are calculated from the Fund's 3-, 5-, and 10-year average annual returns (with fee adjustment) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The top 10% of the funds in a category receive 5 stars. For the 3-year period, the Fund was rated 5 stars (1,521 funds). Ratings refer to Class C only. Ratings for other Classes may vary. (2)Five largest Sector Weightings account for 4.90% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Because the Fund is actively managed, Credit Quality Ratings and Sector Weightings are subject to change. Credit ratings are those provided by Moody's, Inc., a nationally recognized bond rating service.

    MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE
  SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE HIGH INCOME FUND as of March 31, 1999

MANAGEMENT DISCUSSION CONT'D

Unlike many telecom companies that have invested heavily in building out fiber networks, Allegiance has LEASED phone lines from the Bell operating companies. This "co-locating" with the Bells has allowed the company to focus on back-office systems for medium and small businesses. That has proven to be a very profitable market niche.

Also within the telecom sector, we've started to rotate incrementally into European companies. These companies have major growth opportunities in a less competitive environment. Telephone and Internet usage in Europe are much lower than in the U.S., suggesting the possibility of strong growth in the future. Esprit Telecom Group PLC is building a high capacity fiber network throughout western Europe. In December, the company announced plans to be acquired by Global TeleSystems. The merger will create a communications company with the muscle to compete globally.

Q: CABLE HAS HISTORICALLY CONSTITUTED A SIGNIFICANT PORTION OF THE PORTFOLIO.
   COULD YOU DISCUSS YOUR STRATEGY WITHIN THE CABLE SECTOR?

A: Yes. The dynamics of the cable business have shifted somewhat, with several new trends emerging. First, subscriber growth has slowed for some of the larger companies. However, because of their broadband capabilities, these companies are able to offer additional services such as Internet. That is proving to be a major new source of revenue.

    Second, we've found good value among SMALLER cable operators. For example, Avalon Cable is a Michigan-based company that has steadily grown its business through purchases of local cable systems. With cable multiples trading at twice their values of a year ago, the value of Avalon's assets has grown significantly. With its sound fundamentals, good growth prospects, and an experienced equity sponsor in Abry Partners, Avalon is well-positioned in the midwest market and could very likely be an acquisition target in coming years.

    Finally, we have found good opportunities among FOREIGN cable operators. United International Holdings, Inc. is Europe's largest cable operator. As in the U.S., Europe's cable operators will have the ability to expand their product offerings into data and voice communications.

Q: YOU INDICATED IN OUR LAST REPORT THAT THE PORTFOLIO WAS LIGHT ON CYCLICAL ISSUES. IS THAT STILL THE CASE?

A: Yes. Interestingly, the slowdown that was predicted has not materialized and domestic economic activity remains fairly robust. First quarter gross domestic i at 4.5%. However, the slowdown in Asian economies had a fairly deep impact on companies that export goods and raw materials abroad. We've nibbled at some cyclical issues but we haven't made major commitments. For example, we've increased our investments in the linerboard sector through an investment in Packaging Corp. of America. But other cyclical sectors, such as chemicals and steel, have been slower to recover from the downturn in foreign demand.

Q:  DID YOU MAINTAIN YOUR NON-CYCLICAL, DEFENSIVE HOLDINGS?

A: Yes. Del Monte Corp. has been a long-time holding of the Portfolio. Branded food companies are less vulnerable to shifts in the economy. Over the years, the company has developed strong brand awareness among consumers of its fruit and vegetable products. Earlier this year, Del Monte came to market with an initial public equity offering that was very well received by investors. The company subsequently redeemed some expensive debt. The net effect of these actions has been to significantly strengthen Del Monte's balance sheet at a time when the company's operations are faring very well.

EATON VANCE HIGH INCOME FUND as of March 31, 1999

MANAGEMENT DISCUSSION CONT'D

Q: WERE THERE ANY AREAS OF THE HIGH-YIELD MARKET THAT YOU AVOIDED ALTOGETHER?

A: Yes. We've avoided commitments among long-term health care providers.
   The outlook for these companies has deteriorated significantly in the past year with the implementation of new Medicare reimbursement regulations. The new procedures have shifted from a cost-plus basis to a capitated payment system. The changes have had a negative impact on industry revenues, and, as a result, health care bonds have been decimated in the past year.

Q: ARE THERE ANY OTHER AREAS YOU FEEL ARE PROMISING?

A: The direct broadcast satellite business has grown tremendously in recent years. Satellite penetration is especially strong in non-cabled areas, including many rural communities. Echostar is one of the largest satellite broadcasters and has executed its business plan well. Two other companies, Pegasus Communications Corp. and Golden Sky Systems, are Direct TV's largest franchisees and are direct beneficiaries of the explosive growth of satellite broadcasting.

Q: WHAT IS YOUR OUTLOOK FOR THE HIGH-YIELD MARKET IN THE COMING YEAR?

A: With little sign of inflation and a still-expanding economy, the climate for the high-yield market is quite favorable. Fixed-income investors - who were fixated on Treasury bonds during the last year's market turmoil - have returned to the high-yield market. We've seen increased demand from institutional investors, such as managers of pension funds and collateralized bond obligations, as well as growing participation by individuals.

   Moreover, the market has rebounded somewhat from its lows in October, but we believe it is still undervalued. Last year's market decline presented a major buying opportunity for the Portfolio. As a result, I believe that High Income Portfolio is well-positioned for the coming year.



EATON VANCE HIGH INCOME FUND, CLASS B VS.
LEHMAN BROTHERS HIGH YIELD BOND INDEX &
FIRST BOSTON HIGH YIELD BOND INDEX

     DATE           FUND/NAV        LBHYBI
-------------------------------------------
   3/31/89          $10,000         $10,000
   4/30/89          $10,015         $10,042
   5/31/89          $10,155         $10,237
   6/30/89          $10,273         $10,364
   7/31/89          $10,306         $10,350
   8/31/89          $10,318         $10,385
   9/30/89          $10,304         $10,211
  10/31/89          $10,115          $9,969
  11/30/89          $10,002          $9,949
  12/31/89          $10,007          $9,965
   1/31/90           $9,774          $9,751
   2/28/90           $9,347          $9,550
   3/31/90           $9,186          $9,800
   4/30/90           $9,261          $9,783
   5/31/90           $9,438          $9,972
   6/30/90           $9,625         $10,214
   7/31/90           $9,838         $10,488
   8/31/90           $9,381          $9,892
   9/30/90           $8,740          $9,169
  10/31/90           $8,450          $8,688
  11/30/90           $8,264          $8,959
  12/31/90           $8,160          $9,009
   1/31/91           $8,067          $9,257
   2/28/91           $8,540         $10,270
   3/31/91           $8,925         $10,875
   4/30/91           $9,592         $11,321
   5/31/91           $9,624         $11,341
   6/30/91           $9,939         $11,677
   7/31/91          $10,323         $12,050
   8/31/91          $10,447         $12,327
   9/30/91          $10,668         $12,499
  10/31/91          $11,055         $12,916
  11/30/91          $11,182         $12,983
  12/31/91          $11,289         $13,170
   1/31/92          $11,743         $13,634
   2/28/92          $12,049         $13,971
   3/31/92          $12,335         $14,144
   4/30/92          $12,469         $14,198
   5/31/92          $12,654         $14,398
   6/30/92          $12,828         $14,533
   7/31/92          $13,000         $14,753
   8/31/92          $13,167         $14,946
   9/30/92          $13,250         $15,098
  10/31/92          $13,054         $14,885
  11/30/92          $13,115         $15,073
  12/31/92          $13,297         $15,245
   1/31/93          $13,524         $15,688
   2/28/93          $13,822         $15,965
   3/31/93          $13,990         $16,171
   4/30/93          $14,101         $16,311
   5/31/93          $14,313         $16,505
   6/30/93          $14,590         $16,852
   7/31/93          $14,752         $17,015
   8/31/93          $14,787         $17,158
   9/30/93          $14,775         $17,203
  10/31/93          $15,099         $17,550
  11/30/93          $15,291         $17,635
  12/31/93          $15,547         $17,853
   1/31/94          $15,853         $18,241
   2/28/94          $15,952         $18,193
   3/31/94          $15,428         $17,506
   4/30/94          $15,247         $17,387
   5/31/94          $15,336         $17,396
   6/30/94          $15,373         $17,449
   7/31/94          $15,306         $17,598
   8/31/94          $15,285         $17,722
   9/30/94          $15,285         $17,723
  10/31/94          $15,289         $17,765
  11/30/94          $15,103         $17,541
  12/31/94          $15,266         $17,670
   1/31/95          $15,331         $17,910
   2/28/95          $15,724         $18,524
   3/31/95          $15,815         $18,723
   4/30/95          $16,250         $19,200
   5/31/95          $16,600         $19,738
   6/30/95          $16,618         $19,869
   7/31/95          $16,873         $20,114
   8/31/95          $16,787         $20,177
   9/30/95          $16,899         $20,425
  10/31/95          $16,917         $20,493
  11/30/95          $17,076         $20,733
  12/31/95          $17,382         $21,058
   1/31/96          $17,647         $21,429
   2/28/96          $17,909         $21,446
   3/31/96          $17,840         $21,431
   4/30/96          $17,982         $21,479
   5/31/96          $18,171         $21,608
   6/30/96          $18,170         $21,786
   7/31/96          $18,301         $21,888
   8/31/96          $18,574         $22,124
   9/30/96          $19,063         $22,658
  10/31/96          $19,093         $22,832
  11/30/96          $19,425         $23,282
  12/31/96          $19,778         $23,449
   1/31/97          $19,932         $23,678
   2/28/97          $20,313         $24,069
   3/31/97          $19,868         $23,711
   4/30/97          $20,094         $23,961
   5/31/97          $20,623         $24,474
   6/30/97          $21,026         $24,813
   7/31/97          $21,615         $25,494
   8/31/97          $21,736         $25,437
   9/30/97          $22,288         $25,941
  10/31/97          $22,231         $25,964
  11/30/97          $22,421         $26,212
  12/31/97          $22,814         $26,442
   1/31/98          $23,271         $26,918
   2/28/98          $23,583         $27,075
   3/31/98          $23,958         $27,329
   4/30/98          $24,052         $27,437
   5/31/98          $24,062         $27,533
   6/30/98          $24,111         $27,632
   7/31/98          $24,216         $27,789
   8/31/98          $22,366         $26,255
   9/30/98          $22,282         $26,374
  10/31/98          $21,675         $25,834
  11/30/98          $23,147         $26,906
  12/31/98          $23,218         $26,935
   1/31/99          $23,722         $27,335
   2/28/99          $24,005         $27,174
   3/31/99          $24,457         $27,329



Performance**                  Class B     Class C
-------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------
One Year                           2.1%    2.1%
Five Years                         9.7     N.A.
Ten Years                          9.4     N.A.
Life of Fund+                      9.3     9.7

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------
One Year                           -2.6%   1.1%
Five Years                          9.4    N.A.
Ten Years                           9.4    N.A.
Life of Fund+                       9.3    9.7

+Inception dates: Class B: 8/19/86; Class C: 6/8/94

* Source: TowersData, Bethesda, MD.; CS First Boston, Inc.

The chart compares the Fund's total return with that of the CS First Boston High Yield Bond Index and the Lehman Brothers High Yield Bond Index, broad-based, unmanaged market indices of high-yield corporate bonds. With this report, we are establishing the CS First Boston Index as the Fund's primary benchmark in the belief that it more accurately reflects the Fund's investment universe. In compliance with Securities and Exchange Commission regulations, we are also including the Fund's previous benchmark, the Lehman Brothers High Yield Bond Index, in this report. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Indices. The Indices' total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. It is not possible to invest directly in an Index. An investment in the Fund's Class C shares on 6/30/94 at net asset value would have been worth $15,811 on March 31, 1999.

**Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE HIGH INCOME FUND AS OF MARCH 31, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF MARCH 31, 1999
Assets
-------------------------------------------------------------
Investment in High Income Portfolio, at value
   (identified cost, $751,232,974)              $ 753,082,989
Receivable for Fund shares sold                     2,338,803
-------------------------------------------------------------
TOTAL ASSETS                                    $ 755,421,792
-------------------------------------------------------------
Liabilities
-------------------------------------------------------------
Dividends payable                               $   2,789,828
Payable for Fund shares redeemed                    1,377,409
Other accrued expenses                                454,655
-------------------------------------------------------------
TOTAL LIABILITIES                               $   4,621,892
-------------------------------------------------------------
NET ASSETS                                      $ 750,799,900
-------------------------------------------------------------

Sources of Net Assets
-------------------------------------------------------------
Paid-in capital                                 $ 788,452,648
Accumulated net realized loss from Portfolio
   (computed on the basis of
   identified cost)                               (42,760,330)
Accumulated undistributed net investment
   income                                           3,257,567
Net unrealized appreciation from Portfolio
   (computed on the basis of identified cost)       1,850,015
-------------------------------------------------------------
TOTAL                                           $ 750,799,900
-------------------------------------------------------------

Class B Shares
-------------------------------------------------------------
NET ASSETS                                      $ 689,140,242
SHARES OUTSTANDING                                 91,719,524
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
   PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial
      interest outstanding)                     $        7.51
-------------------------------------------------------------
Class C Shares
-------------------------------------------------------------
NET ASSETS                                      $  61,659,658
SHARES OUTSTANDING                                  6,241,775
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
   PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial
      interest outstanding)                     $        9.88
-------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
MARCH 31, 1999
Investment Income
-------------------------------------------------------------
Interest allocated from Portfolio               $  68,600,018
Dividends allocated from Portfolio                  6,040,034
Miscellaneous income allocated from Portfolio       1,700,812
Expenses allocated from Portfolio                  (4,548,673)
-------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO            $  71,792,191
-------------------------------------------------------------

Expenses
-------------------------------------------------------------
Trustees fees and expenses                      $       4,588
Distribution and service fees
   Class B                                          6,315,506
   Class C                                            433,814
Transfer and dividend disbursing agent fees           776,490
Registration fees                                      91,309
Printing and postage                                   33,629
Custodian fee                                          33,117
Legal and accounting services                          10,391
Amortization of organization expenses                   3,363
Miscellaneous                                          57,459
-------------------------------------------------------------
TOTAL EXPENSES                                  $   7,759,666
-------------------------------------------------------------

NET INVESTMENT INCOME                           $  64,032,525
-------------------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolio
-------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost
      basis)                                    $  (5,310,067)
   Foreign currency transactions                        3,332
-------------------------------------------------------------
NET REALIZED LOSS                               $  (5,306,735)
-------------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments                                  $ (42,231,862)
-------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                               $ (42,231,862)
-------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                $ (47,538,597)
-------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS      $  16,493,928
-------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH INCOME FUND AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

Increase (Decrease)                       YEAR ENDED        YEAR ENDED
in Net Assets                             MARCH 31, 1999    MARCH 31, 1998
---------------------------------------------------------------------------
From operations --
   Net investment income                   $   64,032,525     $  55,767,094
   Net realized gain (loss)                    (5,306,735)       33,998,876
   Net change in unrealized appreciation
      (depreciation)                          (42,231,862)       31,499,701
---------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                              $   16,493,928     $ 121,265,671
---------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class B                              $  (57,887,205)    $ (52,767,916)
      Class C                                  (3,801,298)               --
---------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS        $  (61,688,503)    $ (52,767,916)
---------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class B                              $  170,794,418     $ 134,879,881
      Class C                                  54,928,047                --
   Issued in reorganization of EV
      Classic High Income Fund
      Class C                                  33,094,017                --
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class B                                  18,897,976        16,511,135
      Class C                                   2,251,108                --
   Cost of shares redeemed
      Class B                                (151,322,234)     (124,344,122)
      Class C                                 (26,466,468)               --
---------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                      $  102,176,864     $  27,046,894
---------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                 $   56,982,289     $  95,544,649
---------------------------------------------------------------------------
Net Assets
---------------------------------------------------------------------------
At beginning of year                       $  693,817,611     $ 598,272,962
---------------------------------------------------------------------------
AT END OF YEAR                             $  750,799,900     $ 693,817,611
---------------------------------------------------------------------------
Accumulated
undistributed
net investment income
included in net assets
---------------------------------------------------------------------------
AT END OF YEAR                             $    3,257,567     $     910,213
---------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH INCOME FUND AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED MARCH 31,
                                  -------------------------------------------------------------------------------
                                           1999                 1998          1997          1996          1995
                                  -----------------------     ---------     ---------     ---------     ---------
                                   CLASS B       CLASS C       CLASS B       CLASS B       CLASS B       CLASS B
-----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $  8.030      $ 10.560      $  7.220      $  7.100      $  6.920      $  7.450
-----------------------------------------------------------------------------------------------------------------

Income from operations
-----------------------------------------------------------------------------------------------------------------
Net investment income             $  0.685      $  0.901      $  0.658      $  0.652      $  0.665      $  0.671
Net realized and unrealized
   gain (loss)                      (0.543)       (0.715)        0.774         0.120         0.189        (0.507)
-----------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS      $  0.142      $  0.186      $  1.432      $  0.772      $  0.854      $  0.164
-----------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------
From net investment income        $ (0.662)     $ (0.866)     $ (0.622)     $ (0.646)     $ (0.665)     $ (0.671)
In excess of net investment
   income                               --            --            --        (0.006)       (0.009)       (0.023)
-----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $ (0.662)     $ (0.866)     $ (0.622)     $ (0.652)     $ (0.674)     $ (0.694)
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $  7.510      $  9.880      $  8.030      $  7.220      $  7.100      $  6.920
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                       2.08%         2.08%        20.59%        11.37%        12.80%         2.51%
-----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $689,140      $ 61,660      $693,818      $598,273      $496,966      $439,171
Ratios (As a percentage of
   average daily net assets):
   Expenses(2)                        1.75%         1.79%         1.73%         1.77%         1.78%         1.78%
   Net investment income              9.13%         9.18%         8.58%         8.97%         9.38%         9.52%
Portfolio Turnover(3)                   --            --            --            --            --            11%
-----------------------------------------------------------------------------------------------------------------

(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(2) Includes the Fund's share of the Portfolio's allocated expenses for the period the Fund was investing in the Portfolio.
(3) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH INCOME FUND AS OF MARCH 31, 1999

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund offers two classes of shares. Class B shares and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in the High Income Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (72.4% at March 31, 1999). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuations -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At March 31, 1999, the Fund, for federal income tax purposes, had a capital loss carryover of $40,459,481, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on March 31, 2000 ($11,538,107), 2003 ($12,690,352), 2004 ($5,868,015), 2005 ($7,020,394)
   and 2007 ($3,342,613), respectively. At March 31, 1999, net capital losses of $1,770,175 attributable to security transactions incurred after Octerber 31, 1998 are treated as arising on the first day of the Fund's next taxable year.

 D Other -- Investment transactions are accounted for on a trade date basis.

 E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
-------------------------------------------
   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Such daily dividends are paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains.

   Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

EATON VANCE HIGH INCOME FUND AS OF MARCH 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

3 Shares of Beneficial Interest
-------------------------------------------
   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                          YEAR ENDED       YEAR ENDED
CLASS B                                   MARCH 31, 1999   MARCH 31, 1998
-------------------------------------------------------------------------
Sales                                         22,874,813       17,727,309
Issued to shareholders electing to
 receive payments of distributions in
 Fund shares                                   2,521,238        2,155,159
Redemptions                                  (20,058,915)     (16,307,730)
-------------------------------------------------------------------------
NET INCREASE                                   5,337,136        3,574,738
-------------------------------------------------------------------------

                                          YEAR ENDED
CLASS C                                   MARCH 31, 1999
--------------------------------------------------------
Sales                                          5,574,324
Issued to shareholders electing to
 receive payments of distributions in
 Fund shares                                     228,574
Redemptions                                   (2,696,157)
Issued to EV Classic High Income Fund
 shareholders                                  3,135,034
--------------------------------------------------------
NET INCREASE                                   6,241,775
--------------------------------------------------------

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee.

   Certain of the officers and Trustees of the Fund and the Portfolio are officers and directors/trustees of the above organizations.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has adopted distribution plans (the Class B Plan and Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Fund's Class B and Class C shares. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of the Fund's daily net assets attributable to both Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $4,933,989 and $325,361 for Class B and Class C shares, respectively, to EVD for the year ended March 31, 1999, representing 0.75% of average daily net assets for Class B and Class C shares. At March 31, 1999 the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $17,602,000 and $4,605,000 for Class B and Class C shares, respectively.

   In addition, the Plans also authorize each class to make payments of service fees to EVD, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class B and Class C shares for each fiscal year. The Trustees have implemented the Plans by authorizing the Fund to make quarterly payments of service fees to EVD and Authorized Firms in amounts not to exceed 0.25% per annum of the Fund's average daily net assets attributable to Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Class C plan requires the Fund to make monthly payments of service fees in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets attributable to Class C shares. Service fee payments for the year ended March 31, 1999 amounted to $1,381,517 and $108,453 for Class B and Class C, respectively. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD.

   Certain officers and Trustees of the Fund are officers or directors of EVD.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) is imposed on any redemption of Class B shares made within six years of purchase. A CDSC of 1% is imposed on any redemption of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net

EATON VANCE HIGH INCOME FUND AS OF MARCH 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

   asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $1,527,000 and $20,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended March 31, 1999.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio for the year ended March 31, 1999, aggregated $219,490,988 and $220,920,151, respectively.

8 Transfer of Net Assets
-------------------------------------------
   On April 1, 1998, EV Marathon High Income Fund acquired the net assets of the EV Classic High Income Fund pursuant to an Agreement and Plan of Reorganization dated June 23, 1997. In accordance with the agreement, EV Marathon High Income Fund, at the closing, issued 3,135,034 Class C shares of the Fund having an aggregate value of $33,094,017. As a result, the Fund issued one Class C share for each share of EV Classic High Income Fund. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The EV Classic High Income Fund's net assets at the date of the transaction were $33,094,017, including $1,444,205 of unrealized appreciation. Directly after the merger, the combined net assets of the Eaton Vance High Income Fund (formerly "EV Marathon High Income Fund") were $726,911,628 with a net asset value of $8.03 and $10.56 for Class B shares and Class C shares, respectively.

9 Name Change
-------------------------------------------
   Effective April 1, 1998, the EV Marathon High Income Fund changed its name to Eaton Vance High Income Fund.

EATON VANCE HIGH INCOME FUND AS OF MARCH 31, 1999

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders
of Eaton Vance High Income Fund:
--------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Income Fund (the Fund) as of March 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 1999 and 1998, and the financial highlights for each of the years in the five-year period ended March 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at March 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                         DELOITTE & TOUCHE LLP
                         Boston, Massachusetts
                         April 30, 1999

HIGH INCOME PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS

(EXPRESSED IN UNITED STATES DOLLARS)

CORPORATE BONDS & NOTES -- 84.5%


                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)    VALUE
----------------------------------------------------------------------------
Aerospace and Defense -- 0.4%
----------------------------------------------------------------------------
Transdigm, Inc., Sr. Sub. Notes,
10.375%, 12/1/08(1)                           $  3,700       $     3,774,000
----------------------------------------------------------------------------
                                                             $     3,774,000
----------------------------------------------------------------------------
Apparel -- 0.7%
----------------------------------------------------------------------------
William Carter Co., Sr. Sub. Notes,
10.375%, 12/1/06                              $  6,275       $     6,745,625
----------------------------------------------------------------------------
                                                             $     6,745,625
----------------------------------------------------------------------------
Auto and Parts -- 1.0%
----------------------------------------------------------------------------
American Axle and Manufacturing, Inc.,
Sr.
Sub. Notes, 9.75%, 3/1/09(1)                  $  4,800       $     4,932,000
Talon Automotive Group, Sr. Sub. Notes,
9.625%, 5/1/08                                   6,100             5,520,500
----------------------------------------------------------------------------
                                                             $    10,452,500
----------------------------------------------------------------------------
Broadcasting and Cable -- 10.8%
----------------------------------------------------------------------------
Adelphia Communications Corp., Sr.
Notes, 9.875%, 3/1/07                         $  4,480       $     4,928,000
Adelphia Communications Corp., Sr.
Notes, 10.50%, 7/15/04                           2,640             2,904,000
Avalon Cable Holdings LLC, Sr. Disc.
Notes, 11.875%, (0% until 2003),
12/1/08(1)                                      11,400             7,353,000
Avalon Cable of Michigan LLC, Sr. Sub.
Notes, 9.375%, 12/1/08(1)                        3,200             3,372,000
Century Communications, Sr. Notes,
8.75%, 10/1/07                                   1,600             1,668,000
Citadel Broadcasting Co., Guaranteed Sr.
Sub. Notes, 9.25%, 11/15/08                      1,360             1,468,800
Digital Television Services, Inc.,
Guaranteed Notes, 12.50%, 8/1/07                 6,410             7,083,050
EchoStar DBS Corp., Sr. Notes, 9.375%,
2/1/09(1)                                        6,400             6,624,000
Golden Sky Systems, Sr. Disc. Notes,
13.50%, (0% until 2004), 3/1/07(1)              12,170             7,119,450
Golden Sky Systems, Sr. Sub. Notes,
144A, 12.375%, 8/1/06(1)                         6,840             7,592,400
Intermedia Capital Partners, Sr. Sub.
Notes, 11.25%, 8/1/06                            2,625             2,985,938
Muzak Holdings LLC, Sr. Disc. Notes,
13.00%, (0% until 2004), 3/15/10(1)              6,563             3,560,428
                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)    VALUE
----------------------------------------------------------------------------

Broadcasting and Cable (continued)
----------------------------------------------------------------------------
Muzak Holdings LLC, Sr. Sub. Notes,
9.875%, 3/15/09(1)                            $  7,900       $     8,176,500
NTL, Inc., Sr. Notes, 9.75%, (0% until
2003), 4/1/08                                    3,700             2,516,000
NTL, Inc., Sr. Notes, 10.00%, 2/15/07            7,080             7,504,800
NTL, Inc., Sr. Notes, 11.50%, 10/1/08(1)        11,600            13,079,000
NTL, Inc., Sr. Notes, 12.375%, (0% until
2003), 10/1/08(1)                                4,900             3,381,000
Pegasus Communications Corp., Sr. Notes,
9.75%, 12/1/06(1)                                  995             1,034,800
RCN Corp., Sr. Disc. Notes, 9.80%, (0%
until 2003), 2/15/08                             2,250             1,411,875
RCN Corp., Sr. Disc. Notes, 11.00%, (0%
until 2003), 7/1/08                              3,400             2,133,500
RCN Corp., Sr. Disc. Notes, 11.125%, (0%
until 2002), 10/15/07                            3,800             2,565,000
Telemundo Holdings, Inc., Sr. Disc.
Notes, 11.50%, (0% until 2003), 8/15/08          9,800             5,635,000
Telewest PLC, Debs., 9.625%, 10/1/06               640               680,000
Telewest PLC, Debs., 11.00%, (0% until
2002), 10/1/07                                   1,930             1,698,400
United International Holdings, Inc., Sr.
Disc. Notes, 10.75%, (0% until 2003),
2/15/08                                          7,935             5,395,800
----------------------------------------------------------------------------
                                                             $   111,870,741
----------------------------------------------------------------------------
Building Products -- 0.8%
----------------------------------------------------------------------------
Panolam Industries International, Sr.
Sub. Notes, 11.50%, 2/15/09(1)                $  2,400       $     2,472,000
Wesco International, Inc., Sr. Disc.
Notes, 11.125%, (0% until 2003), 6/1/08          8,600             5,934,000
----------------------------------------------------------------------------
                                                             $     8,406,000
----------------------------------------------------------------------------
Business Services-Miscellaneous -- 3.0%
----------------------------------------------------------------------------
AP Holdings, Inc., Sr. Disc. Notes,
11.25%,
(0% until 2003), 3/15/08                      $  8,550       $     4,916,250
Apcoa, Inc., Guaranteed Sr. Sub. Notes,
9.25%, 3/15/08                                   3,320             3,137,400
Federal Data Corp., Sr. Sub. Notes,
10.125%, 8/1/05                                  4,740             4,674,825
Intertek Finance PLC, Sr. Sub. Notes,
10.25%, 11/1/06                                  5,600             5,432,000
Richmont Marketing Special, Sr. Sub.
Notes, 10.125%, 12/15/07(1)                     17,770            12,883,250
----------------------------------------------------------------------------
                                                             $    31,043,725
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)    VALUE
----------------------------------------------------------------------------
Business Services-Rental & Leasing -- 3.2%
----------------------------------------------------------------------------
Anthony Crane Rental LP, Guaranteed Sr.
Notes, 10.375%, 8/1/08                        $  4,000       $     4,005,000
NationsRent, Inc., Guaranteed Sr. Sub.
Notes, 10.375%, 12/15/08                         7,200             7,560,000
Neff Corp., Guaranteed Sr. Sub. Notes,
10.25%, 6/1/08                                   3,250             3,388,125
SBA Communications Corp., Sr. Disc.
Notes, 12.00%, (0% until 2003), 3/1/08          11,010             6,991,350
Spectrasite Holdings, Inc., Sr. Disc.
Notes, 12.00%, (0% until 2003),
7/15/08(1)                                      10,600             6,625,000
Unisite, Inc., Sub. Notes, 13.00%, (0%
until 2000), 12/15/04(1)                         4,500             5,127,750
----------------------------------------------------------------------------
                                                             $    33,697,225
----------------------------------------------------------------------------
Chemicals -- 0.9%
----------------------------------------------------------------------------
Huntsman Corp., Sr. Sub. Notes, 9.50%,
7/1/07(1)                                     $  1,000       $       985,000
NL Industries, Inc., Sr. Notes, 11.75%,
10/15/03                                         5,040             5,399,100
Sterling Chemicals Holdings, Inc., Sr.
Sub. Notes, 11.75%, 8/15/06                      3,480             3,271,200
----------------------------------------------------------------------------
                                                             $     9,655,300
----------------------------------------------------------------------------
Computer Equipment -- 0.9%
----------------------------------------------------------------------------
Unisys Corp., Sr. Notes, 11.75%,
10/15/04                                      $  2,600       $     2,944,500
Unisys Corp., Sr. Notes,
12.00%, 4/15/03                                  5,600             6,174,000
----------------------------------------------------------------------------
                                                             $     9,118,500
----------------------------------------------------------------------------
Consumer Products -- 2.4%
----------------------------------------------------------------------------
Amscan Holdings, Inc., Sr. Sub. Notes,
9.875%, 12/15/07                              $  4,480       $     3,830,400
Diamond Brands Operating Corp.,
Guaranteed Sr. Sub. Notes, 10.125%,
4/15/08                                          4,080             3,447,600
Diamond Brands, Inc., Sr. Debs.,
12.875%,
(0% until 2003), 4/15/09                         2,800               661,500
Glenoit Corp., Sr. Sub. Notes, 11.00%,
4/15/07                                          9,000             7,965,000
Icon Health and Fitness, Inc., Sr. Sub.
Notes, 13.00%, 7/15/02                           3,200             2,256,000
Jafra Cosmetics International, Inc.,
Guaranteed Sr. Sub. Notes, 11.75%,
5/1/08                                           4,000             3,590,000

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)    VALUE
----------------------------------------------------------------------------

Consumer Products (continued)
----------------------------------------------------------------------------
United Industries Corp., Sr. Sub. Notes,
9.875%, 4/1/09(1)                             $  3,388       $     3,485,405
----------------------------------------------------------------------------
                                                             $    25,235,905
----------------------------------------------------------------------------
Containers and Packaging -- 0.9%
----------------------------------------------------------------------------
Consumers International, Inc., Sr.
Notes, 10.25%, 4/1/05                         $  3,935       $     4,161,263
Consumers Packaging, Inc., Sr. Notes,
9.75%, 2/1/07(1)                                 2,025             2,090,813
Packaging Corp. of America, Sr. Sub.
Notes, 9.625%, 4/1/09(1)                         3,400             3,485,000
----------------------------------------------------------------------------
                                                             $     9,737,076
----------------------------------------------------------------------------
Drugs -- 0.5%
----------------------------------------------------------------------------
King Pharmaceutical, Inc., Sr. Sub.
Notes, 10.75%, 2/15/09(1)                     $  5,000       $     5,125,000
----------------------------------------------------------------------------
                                                             $     5,125,000
----------------------------------------------------------------------------
Electronic Equipment -- 1.8%
----------------------------------------------------------------------------
Jordan Telecom Products, Inc., Sr. Disc.
Notes, 11.75%, (0% until
2000), 8/1/07                                 $  7,700       $     6,314,000
MCMS, Inc., Sr. Sub. Notes, 9.75%,
3/1/08                                           3,330             1,998,000
Viasystems, Inc., Sr. Sub. Notes, 9.75%,
6/1/07                                           3,565             3,404,575
Viasystems, Inc., Sr. Sub. Notes, 9.75%,
6/1/07                                           3,600             3,438,000
Wavetek Corp., Sr. Sub. Notes, 10.125%,
6/15/07                                          3,360             3,141,600
----------------------------------------------------------------------------
                                                             $    18,296,175
----------------------------------------------------------------------------
Entertainment -- 5.1%
----------------------------------------------------------------------------
Cinemark USA, Inc., Sr. Sub. Notes,
8.50%, 8/1/08                                 $  6,640       $     6,573,600
Loews Cineplex Entertainment Corp., Sr.
Sub. Notes, 8.875%, 8/1/08                       6,800             6,808,500
Marvel Enterprises, Inc., Sr. Notes,
12.00%, 6/15/09(1)                               5,600             5,712,000
Premier Parks, Inc., Sr. Disc. Notes,
10.00%, (0% until 2003), 4/1/08                  6,800             4,726,000
Premier Parks, Inc., Sr. Notes, 9.25%,
4/1/06                                           4,200             4,347,000
Regal Cinemas, Inc., Sr. Sub. Notes,
8.875%, 12/15/10                                 3,320             3,261,900

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)    VALUE
----------------------------------------------------------------------------

Entertainment (continued)
----------------------------------------------------------------------------
Regal Cinemas, Inc., Sr. Sub. Notes,
9.50%, 6/1/08                                 $ 12,530       $    12,874,575
SFX Entertainment, Inc., Sr. Sub. Notes,
9.125%, 2/1/08                                   1,350             1,365,188
SFX Entertainment, Inc., Sr. Sub. Notes,
9.125%, 12/1/08(1)                               7,600             7,809,000
----------------------------------------------------------------------------
                                                             $    53,477,763
----------------------------------------------------------------------------
Financial Services -- 0.6%
----------------------------------------------------------------------------
Willis Corroon Corp., Sr. Sub. Notes,
9.00%, 2/1/09(1)                              $  6,400       $     6,512,000
----------------------------------------------------------------------------
                                                             $     6,512,000
----------------------------------------------------------------------------
Foods -- 3.4%
----------------------------------------------------------------------------
B & G Foods, Inc., Sub. Notes, 9.625%,
8/1/07                                        $  7,445       $     7,258,875
Del Monte Corp., Sr. Notes, 12.25%,
4/15/07                                          9,979            11,263,796
Del Monte Foods Co., Sr. Disc. Notes,
12.50%, (0% until 2002), 12/15/07                3,515             2,627,463
Eagle Family Foods, Inc., Guaranteed Sr.
Notes, 8.75%, 1/15/08                            2,800             2,639,000
Grupo Azucarero Mexico, Sr. Notes,
11.50%, 1/15/05                                  4,800             1,716,000
International Home Foods, Inc., Sr. Sub.
Notes, 10.375%, 11/1/06                          9,000             9,832,500
----------------------------------------------------------------------------
                                                             $    35,337,634
----------------------------------------------------------------------------
Health Services -- 0.3%
----------------------------------------------------------------------------
Alliance Imaging, Sr. Sub Notes, 9.625%,
12/15/05                                      $  2,700       $     2,686,500
----------------------------------------------------------------------------
                                                             $     2,686,500
----------------------------------------------------------------------------
Information Technology Services -- 3.7%
----------------------------------------------------------------------------
Diva Systems Corp., Sr. Notes, 12.625%,
(0% until 2003), 3/1/08                       $  6,000       $     2,010,000
Exodus Communications, Inc., Sr. Notes,
11.25%, 7/1/08                                   5,535             6,081,581
PSINet, Inc., Sr. Notes,
11.50%, 11/1/08                                 11,600            13,136,999
Splitrock Services, Inc., Guaranteed Sr.
Notes, 11.75%, 7/15/08                           4,000             3,840,000
Verio, Inc., Sr. Notes, 11.25%,
12/1/08(1)                                       8,790             9,954,675
Verio, Inc., Sr. Notes, 13.50%, 6/15/04          3,200             3,712,000
----------------------------------------------------------------------------
                                                             $    38,735,255
----------------------------------------------------------------------------

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)    VALUE
----------------------------------------------------------------------------
Lodging and Gaming -- 4.5%
----------------------------------------------------------------------------
Aztar Corp., Sr. Sub. Notes, 13.75%,
10/1/04                                       $  7,040       $     7,752,800
Coast Hotels and Casinos, Inc., Sr. Sub.
Notes, 9.50%, 4/1/09(1)                          5,200             5,278,000
Hollywood Park, Inc., Sr. Sub. Notes,
9.25%, 2/15/07(1)                                2,400             2,478,000
Hollywood Park, Inc., Sr. Sub. Notes,
9.50%, 8/1/07                                    8,220             8,466,600
ITT Corp., Sr. Notes, 6.75%, 11/15/03            3,375             3,160,964
Lady Luck Gaming Corp., First Mortgage
Bonds, 11.875%, 3/1/01                           3,500             3,543,750
Station Casinos, Inc., Sr. Sub. Notes,
9.75%, 4/15/07                                   5,600             5,922,000
Waterford Gaming LLC, Sr. Notes, 9.50%,
3/15/10(1)                                       9,750            10,030,313
----------------------------------------------------------------------------
                                                             $    46,632,427
----------------------------------------------------------------------------
Manufacturing -- 1.2%
----------------------------------------------------------------------------
IMO Industries, Sr. Sub. Notes, 11.75%,
5/1/06                                        $  4,680       $     4,750,200
Roller Bearing Holdings Co., Sr. Disc.
Notes, 13.00%, (0% until 2002),
6/15/09(1)                                      12,875             7,274,375
----------------------------------------------------------------------------
                                                             $    12,024,575
----------------------------------------------------------------------------
Medical Products -- 0.5%
----------------------------------------------------------------------------
Dade International, Inc., Sr. Sub.
Notes, 11.125%, 5/1/06                        $  4,800       $     5,256,000
----------------------------------------------------------------------------
                                                             $     5,256,000
----------------------------------------------------------------------------
Metals-Industrial -- 0.4%
----------------------------------------------------------------------------
Bulong Operations Pty Ltd., Sr. Notes,
12.50%, 12/15/08(1)                           $  4,000       $     4,050,000
----------------------------------------------------------------------------
                                                             $     4,050,000
----------------------------------------------------------------------------
Oil and Gas-Equipment and Services -- 1.3%
----------------------------------------------------------------------------
Dailey International, Inc., Sr. Notes,
9.50%, 2/15/08                                $  8,360       $     3,344,000
Grant Geophysical, Inc., Sr. Notes,
9.75%, 2/15/08                                   4,000             1,800,000
RBF Finance Co., Guaranteed Sr. Notes,
11.375%, 3/15/09(1)                              2,900             3,016,000
Universal Compression, Inc., Sr. Disc.
Notes, 9.875%, (0% until 2003), 2/15/08          9,400             5,781,000
----------------------------------------------------------------------------
                                                             $    13,941,000
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)    VALUE
----------------------------------------------------------------------------
Oil and Gas-Exploration and Production -- 1.1%
----------------------------------------------------------------------------
Energy Corp. of America, Sr. Sub. Notes,
9.50%, 5/15/07                                $  3,600       $     3,352,500
Gulf Canada Resources, Ltd., Sr. Notes,
8.375%, 11/15/05                                 2,200             2,119,238
Ocean Energy, Inc., Sr. Sub. Notes,
10.375%, 10/15/05                                5,950             6,188,000
----------------------------------------------------------------------------
                                                             $    11,659,738
----------------------------------------------------------------------------
Paper and Forest Products -- 1.3%
----------------------------------------------------------------------------
Asia Pulp and Paper, Debs, 12.00%,
12/29/49                                      $  6,000       $     2,520,000
Indah Kiat Finance Mauritius, Sr. Unsec.
Notes, 10.00%, 7/1/07                            3,400             1,632,000
Pindo Deli Finance Mauritius, Ltd.,
Guaranteed Sr. Notes,
10.75%, 10/1/07                                  2,400             1,326,000
Repap New Brunswick, Inc., Sr. Notes,
9.00%, 6/1/04                                    1,650             1,592,250
S.D. Warren Co., Sr. Sub. Notes, 12.00%,
12/15/04                                         3,800             4,118,250
Tjiwi Kimia Finance Mauritus, Ltd.,
Guaranteed Sr. Sub. Notes, 10.00%,
8/1/04                                           3,800             2,042,500
----------------------------------------------------------------------------
                                                             $    13,231,000
----------------------------------------------------------------------------
Printing and Business Products -- 1.5%
----------------------------------------------------------------------------
MDC Communications Corp., Sr. Sub.
Notes, 10.50%, 12/1/06                        $ 15,600       $    15,989,999
----------------------------------------------------------------------------
                                                             $    15,989,999
----------------------------------------------------------------------------
Publishing -- 0.7%
----------------------------------------------------------------------------
American Lawyer Media Corp., Sr. Disc.
Notes, 12.25%, (0% until
2002), 12/15/08                               $  2,920       $     1,898,000
Von Hoffman Press, Inc., Sr. Sub. Notes,
10.875%, 5/15/07(1)                              5,095             5,260,588
----------------------------------------------------------------------------
                                                             $     7,158,588
----------------------------------------------------------------------------
Restaurants -- 0.3%
----------------------------------------------------------------------------
Dominos, Inc., Sr. Sub. Notes, 10.375%,
1/15/09(1)                                    $  2,800       $     2,905,000
----------------------------------------------------------------------------
                                                             $     2,905,000
----------------------------------------------------------------------------
Retail-Food and Drug -- 2.8%
----------------------------------------------------------------------------
AFC Enterprises, Inc., Sr. Sub Notes,
10.25%, 5/15/07                               $  9,600       $    10,224,000

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)    VALUE
----------------------------------------------------------------------------

Retail-Food and Drug (continued)
----------------------------------------------------------------------------
Pantry, Inc., Sr. Sub. Notes, 10.25%,
10/15/07                                      $ 10,870       $    11,467,850
Star Markets Co., Sr. Sub. Notes,
13.00%, 11/1/04                                  6,200             6,959,500
----------------------------------------------------------------------------
                                                             $    28,651,350
----------------------------------------------------------------------------
Retail-General -- 2.9%
----------------------------------------------------------------------------
Advance Holding Corp., Sr. Debs.,
12.875%,
(0% until 2003), 4/15/09                      $  4,000       $     2,475,000
Advance Stores Co., Inc., Sr. Sub.
Notes, 10.25%, 4/15/08                           8,400             8,568,000
Franks Nursery and Crafts, Sr. Sub.
Notes, 10.25%, 3/1/08                            4,000             4,020,000
Kindercare Learning Ctrs., Inc., Sr.
Sub. Notes, 9.50%, 2/15/09                       8,100             8,140,500
SpinCycle, Inc., Sr. Disc. Notes,
12.75%,
(0% until 2001), 5/1/05                          3,400             1,309,000
Tuesday Morning Corp., Sr. Sub. Notes,
11.00%, 12/15/07                                 5,880             6,027,000
----------------------------------------------------------------------------
                                                             $    30,539,500
----------------------------------------------------------------------------
Transportation -- 0.1%
----------------------------------------------------------------------------
MTL, Inc., Sr. Sub. Notes, Variable
Rate, 10.498%, 6/15/06(1)                     $  1,600       $     1,512,000
----------------------------------------------------------------------------
                                                             $     1,512,000
----------------------------------------------------------------------------
Utilities -- 0.4%
----------------------------------------------------------------------------
Calpine Corp., Sr. Notes,
7.75%, 4/15/09                                $  4,000       $     3,990,000
----------------------------------------------------------------------------
                                                             $     3,990,000
----------------------------------------------------------------------------
Wireless Communication Services -- 4.5%
----------------------------------------------------------------------------
Dobson Communications Corp., Sr. Notes,
12.25%, 12/15/08(1)                           $  7,000       $     7,525,000
ICO Global Communications, Sr. Notes,
15.00%, 8/1/05                                   4,800             2,904,000
Loral Space and Communications Ltd., Sr.
Notes, 9.50%, 1/15/06(1)                         6,480             6,139,800
Nextel Communications, Inc., Sr. Disc.
Notes, 9.75%, (0% until
1999), 8/15/04                                  11,690            12,099,150
Nextel Communications, Inc., Sr. Disc.
Notes, 9.75%, (0% until 2002),
10/31/07                                         6,400             4,544,000
Nextel Communications, Inc., Sr. Disc.
Notes, 10.65%, (0% until
2002), 9/15/07                                     250               182,500

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)    VALUE
----------------------------------------------------------------------------

Wireless Communication Services (continued)
----------------------------------------------------------------------------
Nextel International, Inc., Sr. Disc.
Notes, 12.125%, (0% until 2003), 4/15/08      $ 15,000       $     7,050,000
Nextel Partners, Inc., Sr. Disc. Notes,
14.00%, (0% until 2004), 2/1/09(1)               3,750             2,175,000
Triton PCS, Inc., Guaranteed Sr. Sub.
Notes, 11.00%, (0% until 2003), 5/1/08           1,000               595,000
Winstar Communications, Inc., Sr. Disc.
Notes, 14.00%, (0% until
2000), 10/15/05                                  5,600             3,948,000
----------------------------------------------------------------------------
                                                             $    47,162,450
----------------------------------------------------------------------------
Wireline Communication Services-International -- 11.2%
----------------------------------------------------------------------------
Carrier1, Sr. Notes, 13.25%, 2/15/09          $ 15,000       $    15,149,999
Completel Europe NV, Sr. Disc. Notes,
14.00%, (0% until 2004), 2/15/09                 7,840             4,155,200
Esat Telecom Group PLC, Sr. Deferred
Coupon Notes, 12.50%, (0% until
2002), 2/1/07                                    3,875             2,828,750
Esat Telecom Group PLC, Sr. Deferred
Coupon Notes, 12.50%, (0% until
2002), 2/1/07                                    3,600             2,628,000
Esat Telecom Group PLC, Sr. Notes,
11.875%, 12/1/08(1)                              4,000             4,320,000
Esprit Telecom Group PLC, Sr. Notes,
10.875%, 6/15/08                                 8,825             9,310,375
Esprit Telecom Group PLC, Sr. Notes,
11.50%, 12/15/07                                12,600            13,544,999
Facilicom International, Sr. Notes,
10.50%, 1/15/08                                  4,640             3,584,400
Global Crossing Holding, Ltd., Sr.
Notes, 9.625%, 5/15/08                           2,910             3,241,013
Jazztel PLC, Sr. Notes, 14.00%, 4/1/09           4,000             4,000,000
Netia Holdings B.V., Sr. Disc. Notes,
11.25%, (0% until 2001), 11/1/07                 1,200               774,000
Primus Telecom Group, Sr. Notes, 11.25%,
1/15/09(1)                                       8,550             8,827,875
Primus Telecom Group, Sr. Notes, 11.75%,
8/1/04                                           4,600             4,818,500
RSL Communications PLC, Guaranteed Sr.
Notes, 12.00%, 11/1/08                           2,400             2,652,000
RSL Communications PLC., Guaranteed Sr.
Notes, 10.50%, 11/15/08                          7,000             7,455,000
RSL Communications, Ltd., Sr. Notes,
12.25%, 11/15/06                                 4,565             4,987,263
Versatel Telecom B.V., Sr. Notes,
13.25%, 5/15/08                                  7,840             8,075,200
Versatel Telecom B.V., Sr. Notes,
13.25%, 5/15/08                                  6,160             6,344,800

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)    VALUE
----------------------------------------------------------------------------

Wireline Communication Services-International (continued)
----------------------------------------------------------------------------
Viatel, Inc., Sr. Disc. Notes, 12.50%,
(0% until 2003), 4/15/08                      $  8,665       $     5,350,638
Viatel, Inc., Sr. Notes, 11.25%, 4/15/08         3,760             3,844,600
----------------------------------------------------------------------------
                                                             $   115,892,612
----------------------------------------------------------------------------
Wireline Communication Services-North America -- 9.4%
----------------------------------------------------------------------------
Allegiance Telecom, Inc., Sr. Disc.
Notes, 11.75%, (0% until 2003), 2/15/08       $  7,530       $     4,781,550
Allegiance Telecom, Inc., Sr. Notes,
12.875%, 5/15/08                                15,975            17,692,312
Focal Communications Corp., Sr. Disc.
Notes, 12.125%, (0% until 2003), 2/15/08         3,250             1,820,000
GST Telecommunications, Sr. Sub. Notes,
12.75%, 11/15/07                                 3,700             3,570,500
Hyperion Telecommunications, Inc., Sr.
Notes, 12.25%, 9/1/04                            6,910             7,514,625
Hyperion Telecommunications, Inc., Sr.
Sub. Notes, 12.00%, 11/1/07(1)                   4,000             4,160,000
Intermedia Communications, Inc., Sr.
Disc. Notes, 11.25%, (0% until
2002), 7/15/07                                   2,840             2,165,500
Intermedia Communications, Inc., Sr.
Notes, 8.60%, 6/1/08                             4,490             4,490,000
ITC Deltacom Inc., Sr. Notes, 9.75%,
11/15/08                                         3,840             4,041,600
Level 3 Communications, Inc., Sr. Disc.
Notes, 13.50%, (0% until
2003), 12/1/08(1)                                9,800             6,210,750
McLeodUSA, Inc., Sr. Notes, 8.125%,
2/15/09(1)                                       6,400             6,416,000
Metromedia Fiber Network, Inc., Sr.
Notes, 10.00%, 11/15/08(1)                       6,720             7,190,400
MetroNet Communications Corp., Sr.
Notes, 10.625%, 11/1/08(1)                       3,000             3,510,000
MetroNet Communications Corp., Sr.
Notes, 12.00%, 8/15/07                           5,000             5,875,000
Nextlink Communications, Inc., Sr.
Notes, 12.50%, 4/15/06                           6,720             7,400,400
Worldwide Fiber, Inc., Sr. Notes,
12.50%, 12/15/05(1)                             10,035            10,586,925
----------------------------------------------------------------------------
                                                             $    97,425,562
----------------------------------------------------------------------------
Total Corporate Bonds & Notes
   (identified cost $885,693,781)                            $   877,928,725
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

COMMON STOCKS, WARRANTS AND
RIGHTS -- 0.7%

SECURITY                                  SHARES             VALUE
----------------------------------------------------------------------------
Broadcasting and Cable -- 0.0%
----------------------------------------------------------------------------
21st Century Telecom Group,
Warrants(1)(2)                                     800       $            --
Pegasus Communications Corp.,
Warrants(2)(3)                                   5,640               125,490
UIH Australia/Pacific, Inc.,
Warrants(2)(3)                                   3,600                    36
----------------------------------------------------------------------------
                                                             $       125,526
----------------------------------------------------------------------------
Business Services-Rental & Leasing -- 0.0%
----------------------------------------------------------------------------
Unisite, Inc., Warrants(2)(3)                    2,252       $            --
----------------------------------------------------------------------------
                                                             $            --
----------------------------------------------------------------------------
Chemicals -- 0.0%
----------------------------------------------------------------------------
Sterling Chemicals Holdings, Inc.,
Common(2)(3)                                     9,600       $        60,000
----------------------------------------------------------------------------
                                                             $        60,000
----------------------------------------------------------------------------
Electronic Equipment -- 0.0%
----------------------------------------------------------------------------
Jordan Telecom Products,
Inc., Common(2)(3)                               2,500       $            --
----------------------------------------------------------------------------
                                                             $            --
----------------------------------------------------------------------------
Foods -- 0.0%
----------------------------------------------------------------------------
Specialty Foods Acquisition Corp.,
Common(2)(3)                                    48,000       $           480
----------------------------------------------------------------------------
                                                             $           480
----------------------------------------------------------------------------
Information Technology Services -- 0.2%
----------------------------------------------------------------------------
Cellnet Data Systems, Inc., Warrants
Exp. 10/1/07(2)(3)                               8,000       $            80
Diva Systems Corp., Warrants(2)(3)              18,000                    --
Splitrock Services, Inc., Warrants(2)(3)         4,000               280,000
Verio, Inc., Common(2)                          45,067             2,140,683
----------------------------------------------------------------------------
                                                             $     2,420,763
----------------------------------------------------------------------------
Machinery -- 0.0%
----------------------------------------------------------------------------
MMH Holdings, Inc., Common(2)                       20       $            --
----------------------------------------------------------------------------
                                                             $            --
----------------------------------------------------------------------------
SECURITY                                  SHARES             VALUE
----------------------------------------------------------------------------
Metals-Industrial -- 0.0%
----------------------------------------------------------------------------
Gulf States Steel, Warrants(2)(3)                2,400       $            --
----------------------------------------------------------------------------
                                                             $            --
----------------------------------------------------------------------------
Retail-General -- 0.0%
----------------------------------------------------------------------------
SpinCycle, Inc., Warrants(2)(3)                  3,400       $            --
----------------------------------------------------------------------------
                                                             $            --
----------------------------------------------------------------------------
Wireless Communication Services -- 0.2%
----------------------------------------------------------------------------
Microcell Telecommunications, Inc.,
Common(2)                                      125,234       $     1,041,008
Nextel Communications, Inc., Class A,
Common(2)                                       11,154               409,207
Nextel Communications, Inc., Warrants
Exp. 4/25/99(2)(3)                               7,200                 4,320
----------------------------------------------------------------------------
                                                             $     1,454,535
----------------------------------------------------------------------------
Wireline Communication Services-International -- 0.1%
----------------------------------------------------------------------------
Esat Holdings, Ltd., Warrants(2)(3)              3,600       $       311,903
Primus Telecom Group, Warrants Exp.
8/1/04(2)(3)                                     4,600                38,953
Versatel Telecom B.V., Warrants(2)(3)           14,000               840,000
----------------------------------------------------------------------------
                                                             $     1,190,856
----------------------------------------------------------------------------
Wireline Communication Services-North America -- 0.2%
----------------------------------------------------------------------------
Allegiance Telecom, Inc., Warrants Exp.
2/15/08(2)(3)                                   26,555       $       871,734
Hyperion Telecommunications, Inc., Class
A, Common(2)                                    24,240               254,520
Intermedia Communications,
Inc., Common(2)                                 15,492               414,398
MetroNet Communications Corp.,
Common(2)(3)                                     3,086               169,736
MGC Communications, Inc., Warrants Exp.
10/01/04(2)                                      5,680               274,986
OpTel, Inc., Common(2)(3)                        5,840               116,800
----------------------------------------------------------------------------
                                                             $     2,102,174
----------------------------------------------------------------------------
Total Common Stocks, Warrants and Rights
   (identified cost $2,416,304)                              $     7,354,334
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

PREFERRED STOCKS-- 9.3%

SECURITY                                  SHARES             VALUE
----------------------------------------------------------------------------
Apparel -- 0.0%
----------------------------------------------------------------------------
Cluett American Corp., 12.50% (PIK)(1)             148       $       118,000
----------------------------------------------------------------------------
                                                             $       118,000
----------------------------------------------------------------------------
Broadcasting and Cable -- 2.8%
----------------------------------------------------------------------------
21st Century Telecom Group, 13.75% (PIK)           916       $       366,400
Adelphia Communications Corp., 13% (PIK)        48,000             5,520,000
CSC Holdings, Inc., Series M, 11.125%
(PIK)                                          123,472            14,507,959
Pegasus Communications Corp., 12.75%
(PIK)                                            7,925             8,796,750
----------------------------------------------------------------------------
                                                             $    29,191,109
----------------------------------------------------------------------------
Business Services-Rental & Leasing -- 1.0%
----------------------------------------------------------------------------
Crown Castle International Corp., 12.75%
(PIK)(1)                                         8,255       $     9,080,500
Unisite, Inc., 8.5%(3)                           3,239             1,603,058
----------------------------------------------------------------------------
                                                             $    10,683,558
----------------------------------------------------------------------------
Containers and Packaging -- 0.4%
----------------------------------------------------------------------------
Packaging Corp. of America, 12.375%(1)          40,000       $     4,180,000
----------------------------------------------------------------------------
                                                             $     4,180,000
----------------------------------------------------------------------------
Electronic Equipment -- 0.3%
----------------------------------------------------------------------------
Jordan Telecom Products, Inc.,
13.25% (PIK)                                     3,045       $     3,045,000
----------------------------------------------------------------------------
                                                             $     3,045,000
----------------------------------------------------------------------------
Machinery -- 0.1%
----------------------------------------------------------------------------
MMH Holdings, Inc., 12% (PIK)                    1,728       $       691,200
----------------------------------------------------------------------------
                                                             $       691,200
----------------------------------------------------------------------------
Wireless Communication Services -- 1.3%
----------------------------------------------------------------------------
Dobson Communications Corp.,
12.25% (PIK)                                     4,284       $     4,069,800
Nextel Communications, Inc.,
11.125% (PIK)                                    5,362             5,442,430
Rural Cellular Corp., 11.375% (PIK)              4,350             4,263,000
----------------------------------------------------------------------------
                                                             $    13,775,230
----------------------------------------------------------------------------
SECURITY                                  SHARES             VALUE
----------------------------------------------------------------------------
Wireline Communication Services-International -- 1.5%
----------------------------------------------------------------------------
Global Crossing Holding, Ltd., 10.5%            13,200       $    15,179,999
Viatel, Inc., 10% (PIK)                          6,590               659,000
----------------------------------------------------------------------------
                                                             $    15,838,999
----------------------------------------------------------------------------
Wireline Communication Services-North America -- 1.9%
----------------------------------------------------------------------------
E.spire Communications, Inc., 12.75%
(PIK)                                            4,707       $     2,353,500
Intermedia Communications, Inc., 7%
(PIK)(1)                                       185,000             4,902,500
IXC Communications, Inc., Series B,
12.5% (PIK)                                     10,210            11,026,800
Nextlink Communications, Inc., 14% (PIK)        22,384             1,186,352
----------------------------------------------------------------------------
                                                             $    19,469,152
----------------------------------------------------------------------------
Total Preferred Stocks
   (identified cost $96,166,425)                             $    96,992,248
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.0%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)    VALUE
----------------------------------------------------------------------------

General Electric Capital Co.,
5.00%, 4/1/99                                 $ 41,140       $    41,140,000
----------------------------------------------------------------------------
Total Short-Term Investments
   (at amortized cost $41,140,000)                           $    41,140,000
----------------------------------------------------------------------------
Total Investments -- 98.5%
   (identified cost $1,025,416,510)                          $ 1,023,415,307
----------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.5%                       $    15,807,292
----------------------------------------------------------------------------
Net Assets -- 100%                                           $ 1,039,222,599
----------------------------------------------------------------------------

(PIK) Payment-in-kind.
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. It is the Portfolio's intention to hold this security until maturity.
(2)  Non-income producing security.
(3)  Restricted security.

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF MARCH 31, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF MARCH 31, 1999
(EXPRESSED IN UNITED STATES DOLLARS)
Assets
---------------------------------------------------------
Investments, at value (identified cost,
   $1,025,416,510)                        $ 1,023,415,307
Cash                                                6,271
Receivable for investments sold                13,119,091
Interest receivable                            21,896,178
Deferred organization expenses                        736
---------------------------------------------------------
TOTAL ASSETS                              $ 1,058,437,583
---------------------------------------------------------

Liabilities
---------------------------------------------------------
Payable for investments purchased         $    18,492,836
Payable for non-resident alien
   withholding tax                                689,557
Other accrued expenses                             32,591
---------------------------------------------------------
TOTAL LIABILITIES                         $    19,214,984
---------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $ 1,039,222,599
---------------------------------------------------------
Sources of Net Assets
---------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $ 1,041,223,802
Net unrealized depreciation (computed on
   the basis of identified cost)               (2,001,203)
---------------------------------------------------------
TOTAL                                     $ 1,039,222,599
---------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
MARCH 31, 1999
(EXPRESSED IN UNITED STATES DOLLARS)
Investment Income
-------------------------------------------------------
Interest                                  $  94,605,136
Dividends                                     8,669,439
Miscellaneous                                 2,347,117
-------------------------------------------------------
TOTAL INVESTMENT INCOME                   $ 105,621,692
-------------------------------------------------------

Expenses
-------------------------------------------------------
Investment adviser fee                    $   5,895,549
Trustees fees and expenses                       28,221
Custodian fee                                   281,289
Legal and accounting services                    53,492
Amortization of organization expenses             4,518
Miscellaneous                                     8,664
-------------------------------------------------------
TOTAL EXPENSES                            $   6,271,733
-------------------------------------------------------

NET INVESTMENT INCOME                     $  99,349,959
-------------------------------------------------------

Realized and Unrealized
Gain (Loss)
-------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $ (13,517,888)
   Foreign currency transactions                  4,653
-------------------------------------------------------
NET REALIZED LOSS                         $ (13,513,235)
-------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ (53,977,702)
-------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ (53,977,702)
-------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $ (67,490,937)
-------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $  31,859,022
-------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

(EXPRESSED IN UNITED STATES DOLLARS)

Increase (Decrease)                       YEAR ENDED        YEAR ENDED
in Net Assets                             MARCH 31, 1999    MARCH 31, 1998
---------------------------------------------------------------------------
From operations --
   Net investment income                  $    99,349,959    $   78,751,905
   Net realized gain (loss)                   (13,513,235)       40,197,991
   Net change in unrealized appreciation
      (depreciation)                          (53,977,702)       41,198,260
---------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $    31,859,022    $  160,148,156
---------------------------------------------------------------------------
Capital transactions --
   Contributions                          $   376,878,683    $  306,797,835
   Withdrawals                               (330,015,816)     (213,156,743)
---------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                           $    46,862,867    $   93,641,092
---------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $    78,721,889    $  253,789,248
---------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------
At beginning of year                      $   960,500,710    $  706,711,462
---------------------------------------------------------------------------
AT END OF YEAR                            $ 1,039,222,599    $  960,500,710
---------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

(EXPRESSED IN UNITED STATES DOLLARS)

                                 YEAR ENDED MARCH 31,
     -----------------------------------------------------------------------------
        1999          1998          1997          1996              1995(1)
  --------------------------------------------------------------------------------
  Ratios to
  average daily
  net assets
  --------------------------------------------------------------------------------
  Expenses       0.65%       0.63%       0.67%       0.71%              0.70%(2)
  Net
  investment
     income      10.23%       9.63%      10.02%      10.41%            10.63%(2)
  Portfolio
   Turnover        150%        137%         78%         88%               53%
  --------------------------------------------------------------------------------
  NET
  ASSETS,
     END
     OF
     YEAR
   (000'S
   OMITTED) $1,039,223   $960,501   $706,711     $511,347           $442,552
  --------------------------------------------------------------------------------

(1)  For the period from the start of business, June 1, 1994, to March 31, 1995.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF MARCH 31, 1999

NOTES TO FINANCIAL STATEMENTS

(EXPRESSED IN UNITED STATES DOLLARS)

1 Significant Accounting Policies
-------------------------------------------
   High Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end management investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Investments listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which there are no quotations or valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

 C Income Taxes -- The Portfolio has elected to be treated as a partnership for United States Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net taxable investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

 D Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

 E Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 F Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

 G Other -- Investment transactions are accounted for on a trade date basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended March 31, 1999, the fee was equivalent to 0.61% of the Portfolio's average daily net assets and amounted to $5,895,549. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance

HIGH INCOME PORTFOLIO AS OF MARCH 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

   with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 1999, no significant amounts have been deferred.

3 Investments
-------------------------------------------
   The Portfolio invests primarily in debt securities. The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry. Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $1,491,186,283 and $1,401,920,763, respectively, for the year ended March 31, 1999.

4 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $130 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended March 31, 1999.

5 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation/depreciation in value of the investments owned at March 31, 1999, as computed on a federal income tax basis, were as follows:

AGGREGATE COST                            $ 1,026,473,693
---------------------------------------------------------
Gross unrealized appreciation             $    45,544,924
Gross unrealized depreciation                 (48,603,310)
---------------------------------------------------------
NET UNREALIZED DEPRECIATION               $    (3,058,386)
---------------------------------------------------------

6 Restricted Securities
-------------------------------------------
   At March 31, 1999, the Portfolio owned the following securities (constituting 0.43% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A Securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to certain of these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                                          DATE OF
DESCRIPTION                               ACQUISITION  SHARES/FACE   COST          FAIR VALUE
----------------------------------------------------------------------------------------------
COMMON STOCKS, WARRANTS, AND RIGHTS
----------------------------------------------------------------------------------------------
Allegiance Telecom, Inc.,                   5/08/98 -
 Wts. Exp. 2/15/08                            6/10/98      26,555              0       871,734
Cellnet Data Systems, Inc.,
 Wts. Exp. 10/1/07                            7/13/98       8,000              0            80
Diva Systems Corp., Wts.                     12/30/98      18,000              0             0
Esat Holdings, Ltd., Wts.                     6/19/97       3,600              0       311,903
Gulf States Steel, Wts.                       8/22/95       2,400              0             0
Jordan Telecom Products,                    4/15/98 -
 Inc., Common                                 1/15/99       2,500              0             0
MetroNet Communications
 Corp., Common                                6/04/98       3,086             36       169,736
Nextel Communications,
 Inc., Wts. Exp. 4/25/99                     10/04/96       7,200              0         4,320
Optel, Inc., Common                        10/21/97 -
                                             10/22/97       5,840              0       116,800
Pegasus Communications                     12/02/98 -
 Corp., Wts.                                 12/07/98       5,640        105,480       125,490
Primus Telecom Group, Wts.                  5/14/98 -
 Exp. 8/1/04                                 11/06/98       4,600              0        38,953
Specialty Foods Acq. Corp.,
 Common                                       8/10/93      48,000         34,886           480
SpinCycle, Inc., Wts.                         4/24/98       3,400              0             0
Splitrock Services, Inc., Wts.                7/21/98       4,000              0       280,000
Sterling Chemicals Holdings,
 Inc., Common                                10/07/96       9,600             96        60,000
UIH Australia/Pacific, Inc.,
 Wts.                                         2/05/98       3,600              0            36
Unisite, Inc., Wts.                          12/09/97       2,252              0             0
Versatel Telecom, B.V. Wts.                 5/20/98 -
                                              1/29/99      14,000              0       840,000
----------------------------------------------------------------------------------------------
                                                                     $   140,498   $ 2,819,532
PREFERRED STOCKS
----------------------------------------------------------------------------------------------
Unisite, Inc., 8.5% (PIK)                    12/09/97       3,239    $ 1,499,847   $ 1,603,058
----------------------------------------------------------------------------------------------
                                                                     $ 1,640,345   $ 4,422,590
----------------------------------------------------------------------------------------------

HIGH INCOME PORTFOLIO AS OF MARCH 31, 1999

INDEPENDENT AUDITORS' REPORT

To the Trustees and Investors
of High Income Portfolio:
--------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of High Income Portfolio (the Portfolio) as of March 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 1999 and 1998 and the supplementary data for each of the years in the four-year period ended March 31, 1999 and for the period from the start of business, June 1, 1994, to March 31, 1995 (all expressed in United States dollars). These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of March 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the Portfolio at March 31, 1999, the results of its operations, the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

                         DELOITTE & TOUCHE LLP
                         Boston, Massachusetts
                         April 30, 1999

EATON VANCE HIGH INCOME FUND AS OF MARCH 31, 1999

INVESTMENT MANAGEMENT

EATON VANCE HIGH INCOME FUND

Officers

James B. Hawkes
President and Trustee

William H. Ahern, Jr.
Vice President

Thomas J. Fetter
Vice President

Robert B. MacIntosh
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking
Emeritus, Harvard University Graduate School of
Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer, United Asset
Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

John L. Thorndike
Former Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

HIGH INCOME PORTFOLIO

Officers

James B. Hawkes
President and Trustee

Michael W. Weilheimer
Vice President and
Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking
Emeritus, Harvard University Graduate School of
Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer, United Asset
Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

John L. Thorndike
Former Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

INVESTMENT ADVISER OF
HIGH INCOME PORTFOLIO

Boston Management and Research
The Eaton Vance Building
255 State Street
Boston, MA 02109


ADMINISTRATOR OF
EATON VANCE HIGH INCOME FUND
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109


PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109


CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
First Data Investor Services Group
Attention: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123


INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02109





EATON VANCE HIGH INCOME FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109





------------------------------------------------------------------------------
     This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
------------------------------------------------------------------------------